                                                                    EXHIBIT 10.8

                                 AMENDMENT TO
                 CONFIDENTIALITY AND NON-COMPETITION AGREEMENT
                 ---------------------------------------------

     AMENDMENT, dated as of March 25, 1993 by and between Mac-Gray Co., Inc., a Delaware corporation (successor by merger to Mac-Gray Co., Inc., a Massachusetts corporation, "Mac-Gray"), and Caldwell and Gregory, Inc., a Delaware corporation (the "Company").

     WHEREAS, the Company and Mac-Gray are parties to a Confidentiality and Non-Competition Agreement dated as of September 4, 1990, a copy of which is attached hereto as Exhibit A (the "Agreement"); and
          ---------

     WHEREAS, in consideration of the execution and delivery by each of John P. Gregory and Donald A. Caldwell of separate Amendments to Confidentiality and Non-Competition Agreement dated as of the date hereof, the Company and Mac-Gray wish to amend certain provisions of the Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

     1.   Defined Terms.  Capitalized terms used and not defined in this
          -------------
Amendment shall have the meanings assigned to such terms in the Agreement.

     2.   Amendment of Agreement.  Section 4 of the Agreement is hereby amended
          ----------------------
and restated in its entirety as follows:

          4.  Term.  The term of this Agreement (the "Term") shall commence on
              ----                                    ----
     the date hereof and continue until September 4, 2000, provided, however, that if there occurs a sale of substantially all the assets of the Company or of Mac-Gray or a "change in control" of the Company or Mac-Gray, the obligations of Mac-Gray shall cease and be of no further effect. For purposes of this Agreement, a "change in control" with respect to either Mac-Gray or the Company shall be deemed to occur if the stockholders of Mac-Gray or the Company, as the case may be, on the date of this Agreement shall cease to own at least 51% of the issued and outstanding capital stock of Mac-Gray or the Company.

     3.   Survival of Agreement.  Except as expressly amended hereby, the
          ---------------------
parties hereto hereby confirm that the Agreement shall continue in full force and effect in accordance with its terms.

     4.   Counterparts.  This Amendment may be executed in one or more
          ------------
counterparts, each of which is deemed to be an original and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have each duly executed this Amendment as of the date set forth above.


                              MAC-GRAY CO., INC.

                              /s/ Donald M. Shaw, President
                              _________________________________________
                              Donald M. Shaw, President





                              CALDWELL AND GREGORY, INC.

                              /s/
                              _________________________________________
                              Name:
                              Title:

                                                                       EXHIBIT A
                                                                       ---------


                 CONFIDENTIALITY AND NON-COMPETITION AGREEMENT
                 ---------------------------------------------


     THIS CONFIDENTIALITY AND NON-COMPETITION AGREEMENT is made as of September 4, 1990 by and between CALDWELL AND GREGORY, INC., a Delaware corporation (the "Company"), and MAC-GRAY CO., INC., a Massachusetts corporation ("Mac-Gray");
 -------                                                          --------

     WHEREAS, the Company and Mac-Gray have heretofore entered into that certain Asset Purchase and Sale Agreement, dated as of July 18, 1990, as amended September 4, 1990 (as so amended, the "Purchase Agreement"), providing for the
                                       ------------------
sale by Mac-Gray and the purchase by the company of the Assets (as defined in the Purchase Agreement); and

     WHEREAS, the Company is unwilling to purchase the Assets and otherwise to consummate the transactions contemplated by the Purchase Agreement unless Mac-Gray enters into an agreement on the terms and conditions set forth herein; and

     WHEREAS, Mac-Gray wishes to enter into this Agreement for the purpose of so inducing the Company;

     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties covenant and agree as follows:

     1.   Confidential Information.  During the Term (as defined below) of this
          ------------------------
Agreement, Mac-Gray shall not, for its own benefit, or for the benefit of a third person or entity, divulge, use, disclose, or make accessible to anyone, any non-public confidential or proprietary information, gained by Mac-Gray as a result of its ownership of the Assets or its operation of the Business (as defined in the Purchase Agreement) or otherwise, with respect to the Assets or the Business, including without limitation, any business plans, financial information, marketing or sales information, customer or supplier lists, pricing or cost information, personnel or employment or benefits records or Intellectual Property (collectively, the "Confidential Information". For purposes of this
                             ------------------------
Agreement, "Intellectual Property" shall include, but not be limited to, all
            ---------------------
patentable or unpatentable information, research, discoveries, inventions, designs, improvements, plans, trade secrets, systems, methods, know-how, drawings, specifications, technical, manufacturing or engineering data or any other confidential information or intellectual property of any type or nature whatsoever, either owned by the Company or in which the Company has rights. Confidential Information shall not include (i) information which is or becomes publicly available (except as may be disclosed by a party in violation of this Agreement; (ii) information acquired by Mac-Gray from a source other than the Company or any of its employees, agents, consultants or shareholders, which source legally acquired such information and is not bound by a confidentiality obligation to the Company; (iii) information which is required to be disclosed in a judicial proceeding; or (iv) information acquired by Mac-Gray and utilized by Mac-Gray in connection with its operation of businesses similar to the Business in jurisdictions other than those specified in paragraph (b) below. Mac-Gray represents and warrants that as of the date hereof, it has returned to the Company all copies of Confidential Information in its possession.

     2.   Covenant Not to Compete.  During the Term of this Agreement, Mac-Gray
          -----------------------
will not at any time compete, directly or indirectly, with Seller by engaging in any business involving commercial laundry equipment services or concessions within the states of Virginia, Maryland, West Virginia or Tennessee or the District of Columbia (sometime hereinafter referred to as the "Restricted Area"), including without limitation, by (a) participating as a stockholder or partner of, or having any direct or indirect financial interest (including without limitation the interest of a creditor) in, any enterprise which engages in such business in the Restricted Area; or (b) participating as an agent, representative or consultant in which such entity's or person's responsibility is related to such business in the Restricted Area.

     3.   Restrictions on Solicitation.  During the Term of this Agreement, Mac-
          ----------------------------
Gray will not, directly or indirectly:

          (a) recruit, solicit or induce or attempt to divert or take away any employees of the Company to terminate their employment with or otherwise cease their relationship with the Company; or

          (b) solicit, divert or take away or attempt to take away the business or patronage of any of the customers or accounts or prospective customers or accounts of the Company which are located in the Restricted Area.

     4.   Term.  The term of this Agreement (the "Term") shall be for a period
          ----                                    ----
of five (5) years from the date hereof, provided, however, that if there occurs a sale of substantially all the assets of the Company or of Mac-Gray or a "change in control" of the Company or Mac-Gray, the obligations of Mac-Gray shall cease and be of no further effect. For purposes of this Agreement, a "change in control" with respect to either Mac-Gray or the Company shall be deemed to occur if the stockholders of Mac-Gray or the Company, as the case may be, on the date of this Agreement shall cease to own at least 51% of the issued and outstanding capital stock of Mac-Gray or the Company.

     5.   Waiver.  No delay or failure in exercising any right, power or
          ------
privilege under this Agreement or under any other instrument or document given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege.

     6.   Benefit and Assignment.  This Agreement shall be binding upon and
          ----------------------
shall inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that neither this Agreement nor any rights hereunder shall be assignable by Mac-Gray without the prior written consent of the Company.

     7.   Specific Performance; Other Rights and Remedies.  Mac-Gray recognizes
          -----------------------------------------------
and agrees that he Company's remedy at law for any breach of the provisions this Agreement would be inadequate, and he agrees that, for breach of such provisions, the Company shall, in addition to such other remedies as may be available to it at law or in equity or as provided in this Agreement, be entitled to injunctive relief and to enforce its rights by an action for specific performance to the extent permitted by law. Without limiting the generality of the foregoing, in the event of a breach or threatened breach by Mac-Gray of the provisions of this Agreement, the Company shall be entitled to an injunction restraining Mac-Gray from soliciting employers, customers or suppliers, or from disclosing, in whole or in part, any Confidential Information, or from rendering any services to any third person or entity to whom such information has been disclosed, or is threatened to be disclosed from engaging, participating or otherwise being in connection with any business described in this Agreement hereof or from otherwise violating the terms of this Agreement. Nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including without limitation the recovery of damages from Mac-Gray, and the legal fees incurred by Seller. Should Mac-Gray engage in any activities prohibited by this Agreement, he agrees to pay over to the Company all compensation, remunerations or monies or property of any sort received in connection with such activities, and such payment shall not impair any rights or remedies of the Company hereto or the obligations or liabilities of Mac-Gray under this Agreement.

     8.   Entire Agreement; Amendment.  This Agreement constitutes the entire
          ---------------------------
agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior oral and written agreements, commitments or understandings with respect to the matters provided herein. This Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

     9.   Severability.  The restrictions set forth in Sections 1, 2 and 3 shall
          ------------
be construed as independent covenants, and the existence of any claim or cause of action against the Company, whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the restrictions contained in Sections 1, 2 or 3. If at any time any covenant herein shall be deemed invalid or unenforceable by the laws of the jurisdiction wherein it is to be enforced, by reason of being vague or unreasonable as to duration, or geographic scope, or scope of activities restricted, or for any other reason, this Agreement shall be considered divisible as to such portion and such covenant shall become and be immediately amended and reformed to include only such covenants as are enforceable by the court or other body having jurisdiction of this Agreement; and Mac-Gray and the Company agree that such covenant, as so amended and reformed, shall be valid and binding as though the invalid or unenforceable portion has not been included herein.

     10.  Headings.  The headings of the sections contained in this Agreement
          --------
are inserted for convenience only and do not form a part of or affect the meaning, construction or scope thereof.

     11.  Counterparts.  This Agreement may be executed in separate
          ------------
counterparts, none of which need contain the signatures of all parties, each of which is deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all the parties hereto.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or has caused this Agreement to be duly executed under seal and delivered in its name and on its behalf, all as of the day and year first above written.


                         MAC-GRAY CO., INC.


                         By: /s/
                            -------------------------
                              Title:


                         CALDWELL AND GREGORY, INC.


                         By: /s/
                            -------------------------
                              Title: